Exhibit 99.1


             DeVry Inc. Reports Fiscal 2006 Second-Quarter Results


     OAKBROOK TERRACE, Ill.--(BUSINESS WIRE)--Jan. 26, 2006--DeVry Inc. (NYSE:DV), an international higher education company, reported today financial results for the fiscal 2006 second quarter and the six-month period ended December 31, 2005.
     Revenues for the second quarter of fiscal 2006 were $209.9 million, compared to $194.5 million for the same quarter one year ago. For the six-month period of fiscal 2006, revenues were $406.6 million compared to $382.9 million last year. Fiscal 2005 first half results include the effect of a $2.2 million pre-tax accrual for work force reductions and a $1.8 million net income adjustment for a change in accounting at Becker Professional Review.
     Net income for the quarter totaled $10.8 million, or $0.15 per fully diluted share, compared to $4.7 million, or $0.07 per fully diluted share, on a restated basis, for the same period last year. For the first half of fiscal 2006, net income was $15.6 million, or $0.22 per share, compared to $6.8 million, or $0.10 per share, on a restated basis, for the first half of fiscal 2005.
     Effective in the first quarter of fiscal 2006, the company adopted Statement of Financial Accounting Standards No. 123R, "Share-Based Payment". Net income for all periods includes the expense of share-based payments. The after-tax effect of stock option expense for the fiscal 2006 second quarter is approximately $0.8 million and $1.2 million for the fiscal 2005 second quarter.
     "Revenues, earnings and operating margins in the second quarter improved significantly over last year, and we are happy that we are on course to produce improved financial results for the year," said Ronald L. Taylor, DeVry's chief executive officer. "Our vision is to continue to meet the global demand for highly capable graduates in the fields of technology, business and healthcare."
     As part of its commitment to building DeVry's management team, the company announced the addition of Harvey Leffring as chief information officer during the second quarter. Harvey earned his M.B.A. from Keller Graduate School of Management in 1991 and worked most recently as vice president of information technology and chief information officer at Siegel Robert Automotive. At Deaconess College of Nursing, Susan Groenwald was hired to fill the new position of general manager. Susan holds bachelor's and master's degrees in nursing and recently was the director of operations for Focused Health Solutions, a healthcare company owned by Children's Hospital of Chicago. Additionally, at Becker Professional Review, Steven Chou was hired as director of international operations, and at Ross University, Christopher Ruffalo has joined as vice president of enrollment management.
     "We are seeing improvement in our results at DeVry University based on progress with our marketing and recruiting activities, enhanced operational effectiveness and more competitive programs and delivery options," said Daniel Hamburger, DeVry's president and chief operating officer. "These efforts, along with the improving enrollment trends at Ross and the attractive fundamentals within our Becker operations, position us to meet our objectives now and in the long term."
     DeVry Inc. will hold a conference call to discuss its fiscal 2006 second-quarter results on January 26, 2006, at 3:30 p.m. Central Time (4:30 p.m. Eastern Time). The conference call will be led by Ronald Taylor, chief executive officer; Daniel Hamburger, president and chief operating officer; and Norman Levine, senior vice president and chief financial officer.
     For those wishing to participate by telephone, dial 866-761-0749 (domestic) or 617-614-2707 (international). DeVry Inc. will also broadcast the conference call live via the Internet. Interested parties may access the Webcast through the Investor Relations section of the company's Web site at http://phx.corporate-ir.net/playerlink.zhtml?c=93880&s=wm&e=1181888. Please access the Web site at least 15 minutes prior to the start of the call to register, download and install any necessary audio software.
     The company will archive a telephone replay of the call until February 9, 2006. To access the replay, dial 888-286-8010 (domestic) or 617-801-6888
(international), passcode 32339202. To access the Webcast replay, please visit the company's Web site, or http://phx.corporate-ir.net/playerlink.zhtml?c=93880&s=wm&e=1181888.

     DeVry Inc. (NYSE:DV) is the holding company for DeVry University, Ross University, Deaconess College of Nursing and Becker Professional Review. DeVry University, which includes Keller Graduate School of Management, offers associate, bachelor's and master's degree programs in technology, business and management and healthcare. Ross University, through its schools of Medicine and Veterinary Medicine, offers both doctor of medicine and doctor of veterinary medicine degree programs. Deaconess College of Nursing offers associate and bachelor's degree programs in nursing. Becker Professional Review, which includes Stalla CFA Review, provides preparatory coursework for the certified public accountant and chartered financial analyst exams. DeVry Inc. is based in Oakbrook Terrace, Ill. For more information about the company, visit http://www.devryinc.com.

     Certain statements contained in this release, including those that affect DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described in the Company's most recent Annual Report on Form 10-K for the year ending June 30, 2005 filed with the SEC September 13, 2005, especially in the section entitled "Forward Looking Statements" at the beginning of Part I and in the subsections of "Item 1 - Business" entitled "Competition," "Student Recruiting," "Accreditation and Approvals," "Tuition and Fees," "Financial Aid and Financing Student Education," and "Career Services," and "Faculty."


Second Fiscal Quarter Ended December 31:

                                          2005              2004
                                    Fiscal Year 2006  Fiscal Year 2005
                                    ----------------  ----------------
Revenues                               $209,869,000      $194,522,000
Net Income                               10,828,000         4,662,000

Earnings Per Common Share
     Basic:                                   $0.15             $0.07
     Diluted:                                 $0.15             $0.07

Number of Common Shares
Basic                                    70,542,000        70,368,000
Diluted                                  70,847,000        70,507,000




Six Months Ended December 31:
                                          2005              2004
                                    Fiscal Year 2006  Fiscal Year 2005
                                    ----------------  ----------------
Revenues                               $406,649,000      $382,918,000
Income Before Cumulative Effect
 of Change in Accounting                 15,560,000         4,992,000

Net Income                               15,560,000         6,802,000

Earnings Per Common Share
 Basic:
  Income Before Cumulative Effect of
   Change in Accounting                       $0.22             $0.08
  Net Income                                  $0.22             $0.10

 Diluted:
  Income Before Cumulative Effect of
   Change in Accounting                       $0.22             $0.08
  Net Income                                  $0.22             $0.10

Number of Common Shares
Basic                                    70,524,000        70,359,000
Diluted                                  70,702,000        70,583,000

December 31:
Actual Shares Outstanding                70,564,000        70,368,000


                             DEVRY INC.
                     CONSOLIDATED BALANCE SHEETS
                     ---------------------------
                       (Dollars in Thousands)
                             (Unaudited)
                             PRELIMINARY

                                  December 31,  June 30,  December 31,
                                      2005        2005       2004
                                  ------------ ---------- ------------
                                                Restated    Restated
ASSETS
------

Current Assets
--------------

      Cash and Cash Equivalents      $143,765   $161,823     $132,445
      Restricted Cash                  38,997     13,935       36,224
      Accounts Receivable, Net         85,467     39,226       75,323
      Inventories                          85        164        1,047
      Deferred Income Taxes            17,142     17,142        7,821
      Prepaid Expenses and Other       15,843     10,048       11,714
                                  ------------ ---------- ------------

           Total Current Assets       301,299    242,338      264,574
                                  ------------ ---------- ------------

Land, Buildings and Equipment
-----------------------------

      Land                             67,633     68,013       65,071
      Buildings                       219,143    212,428      205,520
      Equipment                       239,442    234,201      231,387
      Construction In Progress          5,508     15,813       17,404
                                  ------------ ---------- ------------

                                      531,726    530,455      519,382

      Accumulated Depreciation       (254,033)  (243,688)    (230,915)
                                  ------------ ---------- ------------

           Land, Buildings and
            Equipment, Net            277,693    286,767      288,467
                                  ------------ ---------- ------------

Other Assets
------------

      Intangible Assets, Net           68,538     73,699       79,072
      Goodwill                        291,306    289,308      284,397
      Perkins Program Fund, Net        13,290     13,290       12,697
      Other Assets                      4,328      4,633        5,165
                                  ------------ ---------- ------------

           Total Other Assets         377,462    380,930      381,331
                                  ------------ ---------- ------------

TOTAL ASSETS                         $956,454   $910,035     $934,372
                                  ============ ========== ============



                             DEVRY INC.
                     CONSOLIDATED BALANCE SHEETS
                     ---------------------------
                       (Dollars in Thousands)
                             (Unaudited)
                             PRELIMINARY

                                  December 31,  June 30,  December 31,
                                      2005        2005        2004
                                  ------------ ---------- ------------
                                                Restated    Restated
LIABILITIES
-----------

Current Liabilities
-------------------

      Current Maturities of Revolving
       Loan                           $35,000    $50,000           $-
      Accounts Payable                 29,983     30,681       19,527
      Accrued Salaries, Wages &
       Benefits                        33,794     34,071       37,725
      Accrued Expenses                 26,414     34,462       35,501
      Advance Tuition Payments         28,875     14,685       32,185
      Deferred Tuition Revenue        110,413     22,823      100,013
                                  ------------ ---------- ------------

      Total Current Liabilities       264,479    186,722      224,951
                                  ------------ ---------- ------------

Other Liabilities
-----------------

      Revolving Loan                        -     50,000       65,000
      Senior Debt                     125,000    125,000      125,000
      Deferred Income Taxes            16,078     15,949        9,783
      Accrued Post-employment
       Agreements                       6,392      6,352        4,989
      Deferred Rent and Other          12,695     12,629       12,670
                                  ------------ ---------- ------------

      Total Other Liabilities         160,165    209,930      217,442
                                  ------------ ---------- ------------

TOTAL LIABILITIES                     424,644    396,652      442,393
                                  ------------ ---------- ------------

SHAREHOLDERS' EQUITY
--------------------

Common Stock, $0.01 par value,
 200,000,000 Shares Authorized,
 70,564,000, 70,475,000 and 70,368,000
 Shares issued and outstanding at
 December 31, 2005, June 30, 2005 and
 December 31, 2004, respectively.         706        706          705
Additional Paid-in Capital            116,777    113,571      103,294
Retained Earnings                     414,400    398,840      387,733
Accumulated Other Comprehensive
 Income (Loss)                            (73)       266          247
                                  ------------ ---------- ------------

TOTAL SHAREHOLDERS' EQUITY            531,810    513,383      491,979
                                  ------------ ---------- ------------

TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                              $956,454   $910,035     $934,372
                                  ============ ========== ============



                             DEVRY INC.
                CONSOLIDATED  STATEMENTS  OF  INCOME
                ------------------------------------
         (Dollars in Thousands Except for Per Share Amounts)
                             (Unaudited)
                             PRELIMINARY


                              For The Quarter     For The Six Months
                              Ended December 31,  Ended December 31,
                              ------------------- -------------------
                                 2005      2004      2005      2004
                              --------- --------- --------- ---------
                                        Restated            Restated
REVENUES:

 Tuition                      $196,032  $184,127  $379,085  $362,111
 Other Educational              13,398    10,311    26,706    20,663
 Interest                          439        84       858       144
                              --------- --------- --------- ---------

        Total Revenues         209,869   194,522   406,649   382,918
                              --------- --------- --------- ---------

COSTS AND EXPENSES:

 Cost of Educational Services  111,017   108,689   222,726   218,954
 Student Services and
  Administrative Expense        81,887    77,627   157,777   152,894
 Interest Expense                2,606     2,091     5,261     4,082
                              --------- --------- --------- ---------

 Total Costs and Expenses      195,510   188,407   385,764   375,930
                              --------- --------- --------- ---------

Income Before Income Taxes and
 Cumulative Effect of
 Change in Accounting           14,359     6,115    20,885     6,988

Income Tax Provision             3,531     1,453     5,325     1,996
                              --------- --------- --------- ---------

Income Before Cumulative
 Effect of Change
  in Accounting                 10,828     4,662    15,560     4,992

Cumulative Effect of Change in
 Accounting, Net of Tax              -         -         -     1,810
                              --------- --------- --------- ---------

NET INCOME                     $10,828    $4,662   $15,560    $6,802
                              ========= ========= ========= =========

EARNINGS PER COMMON SHARE

Basic
 Income Before Cumulative
  Effect of Change in
   Accounting                    $0.15     $0.07     $0.22     $0.08
 Cumulative Effect of Change
  in Accounting                      -         -         -      0.02
                              --------- --------- --------- ---------
 Net Income                      $0.15     $0.07     $0.22     $0.10
                              ========= ========= ========= =========
Diluted
 Income Before Cumulative
  Effect of Change in
   Accounting                    $0.15     $0.07     $0.22     $0.08
 Cumulative Effect of Change
  in Accounting                      -         -         -      0.02
                              --------- --------- --------- ---------
 Net Income                      $0.15     $0.07     $0.22     $0.10
                              ========= ========= ========= =========



                              DEVRY INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (Dollars in Thousands)
                              (Unaudited)
                              PRELIMINARY
                                                     For The Quarter
                                                   Ended December 31,
                                                   -------------------
                                                      2005      2004
                                                   --------- ---------
                                                             Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Income                                         $15,560    $6,802
 Adjustments to Reconcile Net Income to Net
   Cash Provided by Operating Activities:
   Share-Based Compensation Charge                    2,239     3,856
   Depreciation                                      18,628    19,937
   Amortization                                       5,402     7,816
   Provision for Refunds and Uncollectible
    Accounts                                         23,578    19,768
   Deferred Income Taxes                                129    (4,723)
   (Gain) Loss on Disposals of Land, Buildings and
    Equipment                                          (479)       14
   Changes in Assets and Liabilities, Net of
    Effects from
     Acquisition of Business:
   Restricted Cash                                  (25,059)  (22,766)
   Accounts Receivable                              (69,800)  (66,780)
   Inventories                                           87     2,248
   Prepaid Expenses And Other                        (5,629)     (811)
   Perkins Program Fund Contributions and Other           -      (550)
   Accounts Payable                                    (727)   (7,874)
   Accrued Salaries, Wages, Expenses and Benefits    (8,382)   17,415
   Advance Tuition Payments                          14,152    15,251
   Deferred Tuition Revenue                          87,590    78,182
                                                   --------- ---------

 NET CASH PROVIDED BY OPERATING ACTIVITIES           57,289    67,785
                                                   --------- ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital Expenditures                               (10,848)  (21,426)
 Net Proceeds from Sale of Land and Building          1,798
 Payment for Purchase of Business                    (1,998)        -
                                                   --------- ---------

 NET CASH USED IN INVESTING ACTIVITIES              (11,048)  (21,426)
                                                   --------- ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds From Exercise of Stock Options              1,040       147
 Excess Tax (Expense) Benefit from Share-Based
  Payments                                              (73)       34
 Repayments Under Revolving Credit Facility         (65,000)  (60,000)
                                                   --------- ---------

 NET CASH USED IN FINANCING ACTIVITIES              (64,033)  (59,819)
                                                   --------- ---------

Effects of Exchange Rate Differences                   (266)     (322)
                                                   --------- ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS           (18,058)  (13,782)

Cash and Cash Equivalents at Beginning of Period    161,823   146,227
                                                   --------- ---------

Cash and Cash Equivalents at End of Period         $143,765  $132,445
                                                   ========= =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Interest Paid During the Period                     $4,512    $3,152
 Income Tax Payments During the Period, Net          14,447       409


    CONTACT: DeVry Inc.
             Investor Contact:
             Joan Bates, 630-574-1949
             or
             Dresner Corporate Services
             Media Contact:
             Sarah Komuniecki, 312-780-7208